                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  March 7, 2005


                       Cabot Microelectronics Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                           000-30205                           36-4324765
  -------------------------------         ------------------------         -----------------------------
  (State or other jurisdiction of         (Commission File Number)         (IRS Employer Identification)
           incorporation)


                    870 Commons Drive, Aurora, Illinois 60504
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement

                  Revised Compensation for Non-Employee Directors

         On March 7, 2005 the Board of Directors of Cabot Microelectronics Corporation (the "Company") approved a revised compensation program for the Company's non-employee directors. Adoption of the revised compensation program was the result of a review of the Company's non-employee director compensation policies by the Nominating and Corporate Governance Committee of the Board and the Committee's compensation consultant. Effective as of such date and coinciding with the Company's 2005 annual meeting of stockholders on March 8, 2005, non-employee directors will be eligible for the following compensation:

    Annual Retainer Fee (previously $20,000)                                     $35,000
    Committee Meeting Fees (previously $1,000)                                    $1,500
    Committee Chair Annual Retainer Fees:
         Audit Committee Chairperson (no change)                                 $20,000
         Compensation Committee Chairperson (new)                                $10,000
         Nominating and Corporate Governance Chairperson (new)                   $10,000
    Annual Non-qualified Stock Option Grant (no change)                           10,000 options
    Initial Non-qualified Stock Option Grant (no change)                          15,000 options

Non-employee directors continue to be eligible to choose to receive compensation either in cash, in fully vested restricted stock under our Second Amended and Restated Cabot Microelectronics Corporation 2000 Equity Incentive Plan, or as deferred compensation under our Director's Deferred Compensation Plan. Our Directors' Deferred Compensation Plan, which was previously filed as an exhibit, allows non-employee directors to defer their compensation in the form of rights to acquire the equivalent number of shares of common stock at the end of the deferral period. Non-employee directors continue to receive their respective annual retainer fees, committee chair annual retainer fees and annual non-qualified stock option grants at the time of our annual meeting, or upon the date of a director's original election to the Board of Directors, if other than the annual meeting date.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                  (d) New directors

         The Company issued a press release on March 8, 2005, which is attached hereto as Exhibit 99.1, announcing that Edward J. Mooney has been elected a director of the Board of Directors of the Company effective March 8, 2005. Mr. Mooney was elected on March 7, 2005 at a regularly scheduled meeting of the Board of Directors, as a Class I director, with a term to expire at the Company's annual meeting of stockholders in 2007, or until his successor has been duly elected and qualified. He also was appointed a member of the Compensation Committee of the Company.

         The Company issued a press release on March 8, 2005, which is attached hereto as Exhibit 99.1, announcing that Albert Y.C. Yu has been elected a director of the Board of Directors of the Company effective March 8, 2005. Dr. Yu was elected on March 7, 2005 at a regularly scheduled meeting of the Board of Directors, as a Class III director, with a term to



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
expire at the Company's annual meeting of stockholders in 2006, or until his successor has been duly elected and qualified. He also was appointed a member of the Compensation Committee of the Company.

Item 9.01         Financial Statements and Exhibits.

                  (c)      Exhibits

                           The following exhibit is being furnished, not filed, herewith pursuant to Item 5.02 of Form 8-K:

                           99.1 Press release, dated March 8, 2005, entitled "Robert J. Birgeneau, Edward J. Mooney, and Albert Y.C. Yu Elected to Cabot Microelectronics' Board of Directors."





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CABOT MICROELECTRONICS CORPORATION


Date: March 8, 2005               By: /s/ WILLIAM S. JOHNSON
                                      ------------------------------------------
                                      William S. Johnson
                                      Vice President and Chief Financial Officer
                                      [Principal Financial Officer]






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

                                INDEX TO EXHIBITS

Exhibit
Number              Title
-------             -----

99.1                Press release, dated March 8, 2005, entitled
                    "Robert J. Birgeneau, Edward J. Mooney, and Albert Y.C. Yu
                    Elected to Cabot Microelectronics' Board of Directors."


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